                                POWER OF ATTORNEY

     Know all by these  presents,  that the undersigned  hereby  constitutes and appoints each of William F. Weissman,  Mardel Graffy and Scott Glickson,  acting singly, the undersigned's true and lawful attorney-in-fact to:

     (1)execute in the undersigned's name and on the undersigned's  behalf and submit to the U.S.  Securities and Exchange  Commission  (the "SEC") a
        Form  ID,  including  amendments  thereto,  and  any  other  documents necessary or  appropriate  to obtain codes and passwords  enabling the undersigned  to  make  electronic  filings  with  the  SEC of  reports required by Section  16(a) of the  Securities  Exchange Act of 1934 or
        any rule or regulation of the SEC promulgated thereunder;

     (2)execute  for and on behalf of the  undersigned,  in the  undersigned's capacity  as a  beneficial  owner  of  equity  securities  of  Rubicon
        Technology,  Inc., a Delaware corporation (the "Company"), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities  Exchange Act of  1934  and  the  rules  and  regulations  of  the  SEC  promulgated thereunder;

     (3)do and perform  any and all acts for and on behalf of the  undersigned that may be  necessary  or  desirable to complete and execute any such
        Form 3, 4, or 5,  complete  and execute any  amendment  or  amendments thereto,  and timely file such form or amendment  with the SEC and any stock exchange or similar authority; and

     (4)take any other action of any type  whatsoever in  connection  with the foregoing  that,  in the opinion of such  attorney-in-fact,  may be of benefit  to, in the best  interest  of, or  legally  required  by, the undersigned,  it being understood that the documents  executed by such attorney-in-fact  on behalf of the undersigned  pursuant to this Power of  Attorney  shall be in such form and shall  contain  such terms and
        conditions   as   such    attorney-in-fact   may   approve   in   such
        attorney-in-fact's discretion.

     The undersigned hereby grants to each such  attorney-in-fact full power and authority  to do and perform any and every act and thing  whatsoever  requisite, necessary,  or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation, hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in-fact's  substitute or substitutes,  shall lawfully do or cause to be done by virtue of this  power of  attorney  and the  rights  and  powers  herein granted. The undersigned acknowledges that the foregoing  attorneys-in-fact,  in serving in such  capacity at the request of the  undersigned,  are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with  Section  16 of the  Securities  Exchange  Act of  1934  or the  rules  and regulations of the SEC promulgated thereunder.

     This Power of  Attorney  shall  remain in full  force and effect  until the undersigned is no longer  required to file Forms 3, 4, and 5 with respect to the undersigned's  holdings of and transactions in securities issued by the Company, unless earlier revoked by the  undersigned in a signed writing  delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of February, 2008.

                  The Co-Investment 2000 Fund, L.P.

                      By: Co-Invest Management, L.P., its General Partner

                      By: Co-Invest Capital Partners, Inc., its General Partner

                              By: /s/ Brain Adamsky
                                  ---------------------------------------------
                                  Brain Adamsky
                                  Chief Financial Officer and Treasurer

                  Co-Invest Management, L.P.

                      By: Co-Invest Capital Partners, Inc., its General Partner

                              By: /s/ Brain Adamsky
                                  -----------------------------------------------
                                  Brain Adamsky
                                  Chief Financial Officer and Treasurer

                  Co-Invest Capital Partners, Inc.

                              By: /s/ Brain Adamsky
                                  ----------------------------------------------
                                  Brain Adamsky
                                  Chief Financial Officer and Treasurer